SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

          Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation or Organization)	42-1241468 (I.R.S. Employer Identification No.)

44 South Bayles Avenue Port Washington, New York (Address of principal executive offices)	11050 (Zip Code)

If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the
Exchange Act and is effective upon filing pursuant
to General Instruction A.(c), please check the
following box: |X|	If this form relates to the registration of a class of
securities pursuant to Section 12(g) of the Exchange Act
and is effective upon filing pursuant to General
Instruction A.(d), please check the following box. |_|

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered Common Stock	Name of Each Exchange on Which Each Class is to be Registered New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None (Title of Class)	None (Name of Exchange)

Item 1. Description of Registrant's Securities to be Registered

           For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-11 (File No. 333-108091) (the "Registration Statement"), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2. Exhibits

No.

3.1	Articles of Incorporation of the Registrant, as amended (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

3.2	By-Laws of the Registrant (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).

SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

CEDAR SHOPPPING CENTERS, INC. By: /s/ Leo S. Ullman Name: Leo S. Ullman Title: Chairman of the Board of Directors and Chief Executive Officer

Date: September 29, 2003

EXHIBIT INDEX

Exhibit	Description	Page No.

3.1	Articles of Incorporation of the Registrant, as amended (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

3.2	By-Laws of the Registrant (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).